Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
13.    DEBT
Short-term borrowings
[a]
Credit Facilities
During 2022, the Company amended its
364-day
syndicated revolving credit facility, including an increase to the size of the facility from $750 million to $800 million and an extension of the maturity date to June 24, 2023. The facility can be drawn in U.S. dollars or Canadian dollars. As at December 31, 2022, the Company had not borrowed any funds under this credit facility.
[b]
Commercial Paper Program
The Company has a U.S. commercial paper program [the “U.S. Program”] and a euro-commercial paper program [the “euro-Program”]. Under the U.S. Program, the Company may issue U.S. commercial paper notes up to a maximum aggregate amount of U.S. $1 billion. Under the euro-Program, the Company may issue euro-commercial paper notes [the “euro notes”] up to a maximum aggregate amount of €500 million or its equivalent in alternative currencies. The U.S. Program and the euro notes are guaranteed by the Company’s existing global credit facility. There were no amounts outstanding as at December 31, 2022 and 2021.
Long-term borrowings

[a]	The Company’s long-term debt, net of unamortized issuance costs, is substantially uncollateralized and consists of the following:

	2022	2021
Senior Notes [note 13 [c]]
Cdn$425 million Senior Notes due 2022 at 3.100%	$—	$336
€550 million Senior Notes due 2023 at 1.900%	588	625
$750 million Senior Notes due 2024 at 3.625%	749	748
$650 million Senior Notes due 2025 at 4.150%	647	647
€600 million Senior Notes due 2027 at 1.500%	640	681
$750 million Senior Notes due 2030 at 2.450%	744	742
Bank term debt at a weighted average interest rate of approximately 3.98% [2021 – 4.86%], denominated primarily in Chinese renminbi, Brazilian real, euro and Indian rupee	114	187
Government loans at a weighted average interest rate of approximately 0.12% [2021 – 0.13%], denominated primarily in euro, Canadian dollar and Brazilian real	8	8
Other	11	19

	3,501	3,993
Less due within one year	654	455

	$2,847	$3,538

[b]	Future principal repayments on long-term debt are estimated to be as follows:

2023	$655
2024	762
2025	694
2026	3
2027	643
Thereafter	756

$3,513

[c]
All of the Senior Notes pay a fixed rate of interest semi-annually except for the €550 million and €600 million Senior Notes which pay a fixed rate of interest annually. The Senior Notes are unsecured obligations and do not include any financial covenants. The Company may redeem the Senior Notes in whole or in part at any time, at specified redemption prices determined in accordance with the terms of each of the respective indentures governing the Senior Notes. All of the Senior Notes were issued for general corporate purposes.

[d]
On May 18, 2022, the Company amended its $2.75 billion revolving credit facility, including a decrease to the size of the facility to $2.7 billion and an extension of the maturity date from June 24, 2026 to June
24, 2027
. The facility includes a $150 million Asian tranche, a $150 million Mexican tranche and a tranche for Canada, U.S. and Europe, which is fully transferable between jurisdictions and can be drawn in U.S. dollars, Canadian dollars or euros. As at December 31, 2022 and 2021, $1 million and $6 million was outstanding, respectively.

[e]	Interest expense, net includes:

	2022	2021
Interest expense
Current	$25	$12
Long-term	101	110

	126	122
Interest income	(45)	(44)

Interest expense, net	$81	$78

[f]	Interest paid in cash was $128 million for the year ended December 31, 2022 [2021 - $122 million].